UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW, Suite 200, Mountlake Terrace, Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (425) 771-5299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 15, 2018, FS Bancorp, Inc., a Washington corporation ("FS Bancorp"), completed its previously announced acquisition of Anchor Bancorp, a Washington corporation ("Anchor"), pursuant to the Agreement and Plan of Merger dated as of July 17, 2018 (the "Merger Agreement") by and between FS Bancorp and Anchor.  Under the terms of the Merger Agreement Anchor merged with and into FS Bancorp (the "Merger"), with  FS Bancorp as the surviving corporation in the Merger.  Immediately after the Merger, FS Bancorp merged Anchor Bank, a wholly-owned subsidiary of Anchor, with and into 1st Security Bank of Washington, a wholly-owned subsidiary of FS Bancorp (the "Bank Merger"), with 1st Security Bank of Washington as the surviving bank in the Bank Merger.

Under terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the "Effective Time"), FS Bancorp paid aggregate consideration to Anchor shareholders of 725,585 shares of FS Bancorp common stock and $30.8 million in cash. Each share of Anchor common stock was converted into the right to receive 0.2921 shares of FS Bancorp common stock and $12.40 per share in cash.

At the Effective Time, each unvested Anchor restricted stock award became fully vested and converted into the right to receive the merger consideration described immediately above, as provided in the Merger Agreement.

  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On November 16, 2018, FS Bancorp issued a press release announcing the completion of  Merger.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

     The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Form Financial Information

     The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(c) Not applicable

(d) Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

2.1
Agreement and Plan of Merger, dated as of July 17, 2018, by and between FS Bancorp, Inc. and Anchor Bancorp (incorporated by reference to Exhibit 2.1 to FS Bancorp, Inc.'s Current Report on Form 8-K filed on July 18, 2018)

99.1	Press release dated November 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS BANCORP, INC.

Date: November 16, 2018	/s/Matthew D. Mullet
Matthew D. Mullet
Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)